SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
Wells Fargo Advantage Emerging Markets Equity Fund (the "Fund")

At a meeting held on November 17-18, 2015, the Board of Trustees of the Fund approved the reopening of the Fund's Class A, Class C, Administrator Class, Institutional Class and Class R6 shares to new investors effective December 1, 2015 (the "Reopening").

All references to Class A, Class C, Administrator Class, Institutional Class and Class R6 shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the reopening.

November 19, 2015	IEIT115/P304SP